Cooperation Establishment of “Tangdu
Gamma Knife Therapeutic Center”

Agreement

Tangdu Hospital Affiliated to Fourth Military Medical University

Masep Medical Science & Technology Development (Shenzhen) Co., Ltd.

Cooperation Establishment of
“Tangdu Gamma Knife Therapeutic Center”
Agreement

Chapter I     General Provisions

Article 1 In accordance with the relevant laws & regulations of the People’s Republic of China and the principle of the equality and mutual-benefits, Tangdu Hospital Affiliated to the Fourth Military Medical University and Masep Medical Science & Technology Development (Shenzhen) Co., Ltd. agree to cooperatively establish “Tangdu Gamma Knife Therapeutic Center” in Xi’an Tangdu Hospital via friendly negotiation. The corresponding agreement is signed as follows:

Article 2 Brief Introduction to Project

The gamma ray 3-dimension orientation therapeutic system, integrating 3-dimension-orientation technology and radiation surgical technology, is 3-dimension orientation radiation surgical therapeutic equipment mainly for treating cerebral disease (including various tumors in brain, the cerebrovascular abnormality and functional disease, etc.). It make a planned mass of gamma rays centrally focus on the pre-chosen target place in the body with gamma ray geometrical focusing type through precise 3-dimension orientation, which can thoroughly and fatally destroy the tissues in the target place so as to achieve the surgical operation removal or destroy therapeutic effect. Since this therapeutic system adopts gamma ray instead of scalpel, its irradiation scope has very obvious demarcation with the normal tissues during treatment and the edge is as uniform as cutting with scalpel. It is called the “gamma knife”. The gamma ray 3-dimension-orientation therapeutic system is the most advanced radiation therapeutic equipment in the world at present; it is also called the non-wound medical pioneering equipment with broad clinical application prospect.

In order to keep the pace with medical technology development and meet the challenge of medical market reform and competition, many of domestic hospitals have introduced the gamma knife therapeutic system respectively. As the gradual maturation of medical diagnosis therapeutic technology development and application both at home and abroad, with the encouraging policies of China’s western region development and boasting western region economy, Masep Medical Science & Technology Development (Shenzhen) Co., Ltd. plans to cooperate with Tangdu Hospital Affiliated to the Fourth Military Medical University and invest for “the gamma knife aiming at brain & body part” and establish “Tangdu Gamma Knife Therapeutic Center” via the mutual friendly negotiation and understanding with the Fourth Military Medical University in Xi’an City after investigating and knowing the medical sanitation facilities in five provinces in Northwest China and Shaanxi Province. With the regional advantage of Xi’an city and the long history, advanced & powerful technology strength, the academic status and outstanding medical role of Tangdu Hospital Affiliated to the Fourth Military Medical University in Northwest China and even the whole country, The center will stand in Xi’an and radiate 5 provinces in Northwest China to boost and improve the integral medical clinical diagnosis therapeutic level, speed up military and northwestern regional medical technology development, serve for the good health of soldiery & civilian and exert more economic & social benefit.

Chapter II     Both Cooperative Parties

Article 3 Both contracted parties, signing place and performance area:

Party A: Tangdu Hospital Affiliated to the Fourth Military Medical University. Legal address: Xinsi Road, Baqiao District, Xi’an City. Legal person representative: Liu Zhenli, Post: President. Post Code: 710038, Fax: 86-29-3577477, Tel: 86-29-3577001.

Party B: Masep Medical Science & Technology Development (Shenzhen) Co., Ltd. Legal address: Room 909, New Century Hotel, North Huaqiang Road, Shenzhen City. Legal person representative: Hui Xiaobing Post: Board chairman. Post Code: 518028, Fax: 86-(0755)3237273, Tel: 86-(0755)3231352

Signing place of the agreement: Xi’an

Actual performance place of the agreement: Xi’an

Chapter III

Article 4 Both parties shall cooperatively establish “Tangdu Gamma Knife Therapeutic Center” in Tangdu Hospital in accordance with the relevant laws & regulations of the People’s Republic of China.

Article 5 Name of the center is “Tangdu Gamma Knife Therapeutic Center” (hereinafter referred to as the Center), the legal address of the Center is in Tangdu Hospital, Baqiao District, Xi’an City.

Article 6 The Center is an organization affiliated to Tangdu Hospital, and shall be responsible for accounting and the corresponding liability independently.

Article 7 All the activities launched in the Center must comply with the laws & regulations of the People’s Republic of China, and all the therapeutic activities must observe the medical treatment rules & regulations confirmed by both parties.

Article 8 The Center will conduct the independent accounting and open the independent accounts, accept the supervision and administration of the local competent organization. Party B shall assign the chief financial accountant and Party A shall assign the cashier.

Article 9 The operation cost of the Center should include the necessary cost expenditure such as paying a part to the general logistics department (2% of the gross income), maintenance cost in the Center (building and equipment maintenance), salary for employee, bonus, electricity and water expense, gas & heating fee, public relationship expense, advertisement fee, communication, office expense and relevant premium, etc.

If other expense is needed to pay by the Center, the detailed item should be decided by the Center administration commission.

Article 10 Financial settlement in the Center should be carried out once per month deducting the Center operation cost. The benefit made in Center should be shared according to the distribution proportion stipulated in the agreement of both parties.

Chapter IV     Cooperation Purpose, Type and Distribution Scheme

Article 11 Cooperation purpose: For realizing the will to accelerate radiation therapeutic technology advancement in northwestern region of China, introducing the modern advanced gamma ray 3-dimension orientation therapeutic system (hereinafter referred to as the Gamma Knife) at home and abroad and adopting the advanced management methodology for scientific operation, the Center can become a leading modernization medical treatment organization and obtain the better social & economic benefit.

Article 12 Cooperation type: Party A shall supply the building, operation facilities and medical technical personnel complying with the construction of Gamma Knife Center. Party B shall offer the fund to purchase the Gamma Knife therapeutic system and the auxiliary equipments.

Article 13 Cooperation period: The total cooperation period is 16 years, and it is calculated from the day when starting formal operation of the Center.

Article 14 Distribution proportion: Sixteen-year cooperation period can be divided into 5 distribution periods, and the settlement can be done once a year.

The first period (2-year): The distribution proportion for Party A and Party B shall be 10% and 90% respectively.

The second period (5-year): The distribution proportion for Party A and Party B shall be 20% and 80% respectively.

The third period (3-year): The distribution proportion for Party A and Party B shall be 20% and 70% respectively.

The fourth period (3-year): The distribution proportion for Party A and Party B shall be 40% and 60% respectively.

The fifth period (3-year): The distribution proportion for Party A and Party B shall be 50% and 50% respectively.

Note: If the state policies have impact to the Center during cooperation period, the charge standard for hospital equipment will decline and the decline scope is less than 15%, the cooperation period shall not be changed. If the adjusting scope is over 15%, the total cooperation period shall be extended and the detailed items can be negotiated and comfirmed by both parties.

Chapter V

Article 15 Responsibilities for both parties

(1) Responsibilities for Party A:

1. Deal with the procedures of applying for establishing the Gamma Knife center cooperation medical treatment organization timely from the day when the contract is formally signed.

2. Apply for obtaining the “Application License of Large-size Medical Treatment Equipment”.

3. Supply the Center operation building based on the stipulated time and the place should be restrained in the legal address scope of Party A.

4. Cooperate with Party B to investigate & study, confirm and handle the relevant procedures for purchasing the Gamma Knife equipment and its approval, etc.

5. Cooperate with Party B to discuss and confirm the construction site and building reconstruction scheme of the Center.

6. Carry out the infrastructures such as water, electricity, communication and office facilities, etc.

7. Be responsible for recommending the required medical, technical and nursing personnel working in the Center.

8. Be responsible for coordinating the relationship between the Center and all the departments & sections of university and hospital.

9. Be responsible for handling other corresponding items.

(2) Responsibility for Party B:

1. Review and investigate, confirm and handle relevant procedures for purchasing the Gamma Knife equipment together with Party A.

2. Ensure that all the equipments of Gamma Knife system confirmed by both parities can be reached, installed and commissioned so as to ensure their normal operation and usage according to the time table confirmed by both from the day when formally signing the agreement.

3. Cooperate with Party A to investigate and confirm the organization configuration and building reconstruction scheme.

4. Cooperate with Party A to research and manage the relevant matters such as operation and public relationship, etc. of the Gamma Knife Center.

5. Be responsible for handling other corresponding matters.

(3) The period in which both parties perform the respective obligation shall not exceed December 31, 2001.

(4) Both parties should prepare the written confirmation letter for the respective obligation performed.

Chapter VI     Organization Form

Article 16 “Tangdu Gamma Knife Therapeutic Center” cooperatively established by both parties shall be under the radiation therapeutic department of Tangdu Hospital to inside and the independent unit to outside. Both parties shall jointly set up the administration commission, and appoint 1 director and 1 deputy director in the administration commission. The director should be appointed by Party B while the deputy director should be appointed by Party A. The term of the director and deputy director is 4 years and they can be consecutive in office after recommendation of appointing party.

Article 17 The administration commission established by both parties shall be the supreme authority of the Center that can decide all the significant matters in the Center. The Center shall not have right to sign property right transfer, impawn, pledge, warrant and other contracts to undertake the relevant legal liability.

Both parties should negotiate to make the decision for the following key items, otherwise the liability party should undertake the responsibility independently.

1. Working out and modification of the regulations in the Center;

2. Termination and cancellation of the Center;

3. Serious financial problems in the Center;

4. The key human resource arrangement in the Center;

5. Other significant matters in the Center.

Article 18 If the director fails to implement his authority for some reasons, the deputy director should exert the authority. If the deputy director fails to implement his authority for some reasons, other principal appointed by the Center should exert the authority.

Article 19 The administration commission shall hold six meetings annually and once every two-month normally. The meeting should be cooperatively presided by the director and deputy director of both parties. Administration commission can hold the temporary meeting for emergence and important matters. Special record should be made in each meeting, which shall come into force with attending person’s signature and be kept in filing.

Chapter VII     Administration Organization

Article 20 The Center shall establish the office affiliated to the administration commission, which should be responsible for the daily affairs in the Center. One director and one deputy director should be arranged in the administrative office. The director should be recommended by Party A and the deputy director should be assigned by Party B. The term of director and the deputy director is 4 years and they can be consecutive in office after employment of the administration commission. The medical, technical and nursing personnel in the Center should be examined and employed by the Center Administrative Office.

Article 21 Responsibility of the office director are to exert various resolutions made by the administration commission, plan and arrange the daily management work of the Center. The deputy director should help the director in work.

Article 22 If the director or deputy director is abuse of the power and the serious dereliction of duty, the medical, technical and nursing personnel can’t be competent for the assignment work; the administration commission can dismiss them at any time and their corresponding responsibility can be investigated by law.

Chapter VIII     Labor Management

Article 23 The employment and dismission of the medical, technical and nursing personnel in the Center should be based on the allocation of Party A. Salaries labor insurance, labor protection, life welfare and rewards & punishment system, etc. For the medical, technical and nursing personnel in the Center shall be handled in accordance with the regulations of military and relevant labor management in Xi’an City, or the administration commission can discuss and work out the scheme with which the Center signs the labor contract with employees to formulate the detailed items. The Party, political, labor union and youth member relationship of the personnel employed by the Center should be uniformly managed in hospital.

Article 24 Employment, salary treatment, social insurance, welfare and travel expense standard, etc. of the working personnel in the Center should be decided by the administration commission.

Chapter IX     Financial Management

Article 25 The Center shall conduct the business independently and be responsible for its own profits and losses. Party B should assign one financial supervisor and Party A should assign one cashier to control the finance in the Center. Calculate the cost monthly, the profit after deducting the cost should be distributed based on the contracted proportion of both parties.

Article 26 The Center should draw employee’ welfare and rewarding fund in accordance with the stipulations of the relevant laws and regulations issued by the Ministry of Health of the People’s Republic of China, the General Logistics Department and Xi’an Municipal People’s Government. Annual drawing proportion should be decided based on the actual income and expenditure in the Center by the administration commission.

Chapter X     Property Right Ownership

Article 27 The ownership of the land and gamma knife room in the Center should belong to Party A. The ownership of the gamma knife and its auxiliary equipments in the Center during cooperation period (including advance termination and cancellation period of the contract) should belong to Party B. After expiration of cooperation, the equipment should be depreciated in accordance with depreciation term and proportion on large-size medical equipment stipulated in the “Management Regulation for Medical Equipment in the Military Hospital”. If there is residual value, the residual value should belong to both parties. Party A should have the priority of the transferee right, and purchase the equipment based on 50% of the residual value from Party B.

The ownership for purchasing the equipment after establishment of the Center should belong to the Center. The disposal principle after expiration should be the same as that in above article.

Chapter XI     Insurance

Article 28 Various insurances in the Center should be insured in the insurance company. The insurance type, insurance value and insurance period, etc. should be decided by the Center administration commission according to the regulations in insurance company. If the insured value incurs, each partys should get 50% of it according to the distribution principle.

Chapter XII     Modification, Alternation and Cancellation of Contract

Article 29 Any alternation or cancellation for the agreement and its appendix shall not become effective till both parties’ negotiation and the written agreement signed.

Article 30 If the agreement can’t be executed because of the force majeure, in this case, the agreement can be terminated in advance via both parties’ negotiation and confirmation.

Chapter XIII     Special Stipulations for Breach Liability

Article 31 If either party fails to perform the obligations regulated in the agreement or breach of the regulations; the Center can’t operate or can’t reach the operation purpose stipulated in the agreement, which should be deemed to be breach. The party that breaks the regulations should pay RMB three million as penalty to the other party and the other party can terminate the agreement unconditionally. During claiming the penalty, the other party can ask the breach party to continually perform its obligation until the completion of the contract.

Chapter XIV     Force Majeure

Article 32 Because of the force majeure such as earthquake, flood, fire, war or other incident that can’t be foreseen and its results can’t be prevented or avoided, one party should inform the accident to its counterparty timely via fax, and supply the detailed accidents, the effective certifying documents to explain the failure performance of the contract, or the reason for deferring within 15 days since the accident happens, the certifying documents should be issued by the notarization office where the accident happens. Both parties should decide whether to cancel the agreement or partially exempt the liability for performing the agreement or defer to perform the agreement or based on the impact degree for performance of the agreement because of the accident.

Chapter XV     Applicable Law

Article 33 Formulation, effective force, interpretation, performance and interpretation for the disputes of the agreement should be protected and ruled by the laws of the People’s Republic of China.

Chapter XVI     Disputes and Settlement

Article 34 All the disputes caused because of performance of the agreement or relating with the agreement, which should be solved via both parties’ friendly negotiation. If it fails to solve, the disputes should be submitted to the arbitration organization or the people’s court signed in the agreement for arbitration and solving.

Article 35 During arbitration or litigation, the agreement should be continually performed except the articles that are being arbitrated or litigated by both parties.

Chapter XVII     Legal Effect and Other Items of Agreement

Article 36 The agreement and its appendix shall go into legal effect after signing them by the legal representative or authorized representative of both parities.

Article 37 Either party should timely inform its counterparty with written form on right and responsibility involved. The legal address listed in the agreement should be the mail address of each party.

Article 38 The replacement for the legal person representatives of both parties should not influence the normal performance of the agreement.

Article 39 Other items not covered in the contract should be friendly negotiated by both parties.

Article 40 The agreement is made in quadruplicating, each party shall take two copies of original, which will have the equal legal effect.

Party A (common seal):	Legal representative (signature):

Party B (common seal):	Legal representative (signature):

Signed date: May 18, 2001

合作开办 “唐都伽玛刀治疗中心”

协 议 书

第 四 军 医 大 学 唐 都 医 院

深圳玛西普医学科技发展有限公司

合作开办 “唐都伽玛刀治疗中心” 协议书

第一章 总 则

第一条 第四军医大学唐都医院与深圳玛西普医学科技发展有限公司根据中华人民共和国有关法律和法规，本着平等互利的原则，通过友好协商，同意在西安市唐都医院内合作开办“唐都伽玛刀治疗中心”，特订立本协议。

第二条 项目简介

伽玛射线立体定向治疗系统是一种融立体定向技术和放射外科技术于一体，以治疗颅脑疾病（包括各种颅内肿瘤、脑血管畸形和功能性疾病等）为主的立体定向放射外科治疗设备。它采用伽玛射线几何聚焦方式，通过精确的立体定向将经过规划的大剂量伽玛射线集中照射于体内的预选靶点，一次性、致死性地摧毁靶点内组织，以达到外科手术切除或毁损的治疗效果。因为该治疗系统用伽玛射线代替手术刀，并且其治疗时照射范围与正常组织分界非常明显，边缘如刀割一样整齐，所以人们形象地称之为“伽玛刀”。它是当今世界最先进的放射治疗设备，被称为无创伤医学的先锋设备，具有广阔的临床应用前景。

为了适应医学科技的发展，迎接医疗市场的改革及竞争挑战，我国多家医院先后分别引进了伽玛刀治疗系统。面对国内外医学诊断治疗技术发展及应用的成熟，在国家开发西部、振兴西部经济的政策鼓励下，深圳玛西普医学科技发展有限公司在调查和了解西北五省以及陕西医疗卫生装备，并同西安第四军医大学友好协商、相互了解的基础上，拟与第四军医大学附属唐都医院联手协作，投资“头部、体部伽玛刀”，建立“唐都伽玛刀治疗中心”。中心将借助西安地域优势及第四军医大学唐都医院悠久的历史，先进、实力雄厚的科技力量，以及在西北地区乃至全国的学术地位和医学界影响力，立足西安，辐射西北五省，带动和提高整体医学临床诊断治疗水平，加快军队和西北医学科技发展步伐，更好地为军民健康服务，发挥出较大的经济效益和社会效益。

第二章 合作各方

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第三条　本协议的双方，签约地点及履行地点：

甲方：第四军医大学唐都医院，法定地址：西安市灞桥区新寺路。法定代表人：刘振立，职务院长。邮政编码：710038，传真号码：（029）3577477，电话号码：（029）3577001

乙方：深圳玛西普医学科技发展有限公司，法定地址：深圳市华强北路新世纪酒店楼909室。法定代表人：惠小兵，职务董事长。邮政编码：518028，传真号码：（0755）3237273，电话号码：（0755）3231352

本协议签约地点：西安

本协议的实际履行地点：西安

第三章

第四条　甲乙双方根据中华人民共和国有关法律与法规，在西安市唐都医院内合作开办“唐都伽玛刀治疗中心”。

第五条　中心名称为“唐都伽玛刀治疗中心”（以下简称中心）。中心法定地址：西安市灞桥区唐都医院内。

第六条　本中心为唐都医院下属的独立核算，独立承担相应责任的机构。

第七条　中心一切活动必须遵守中华人民共和国法律和法规，中心的一切医疗活动必须遵守甲乙方确定的医疗规章制度。

第八条　中心财务实行独立核算，单独立帐，接受属地的监督和管理。乙方派出财务主办会计，甲方派出出纳。

第九条　中心运营成本包括上缴总后勤部部分（毛收入2%）、中心维修费（房屋维修、设备维修）、人员工资、奖金、水电、气暖、公关、宣传、通讯、办公及相关保险费用等必要成本性支出。

其它必须由中心支付的费用，具体项目由中心管理委员会确定。

第十条　中心财务每月结算一次，扣除中心运营成本，中心所得盈利甲乙双方按本协议规定的分成比例进行分配。

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第四章　合作目的、方式及分配方案

第十一条　合作目的：本着促进西北地区放射治疗技术进步的愿望，引进当代国际国内先进的伽玛射线立体定向治疗系统（以下简称伽玛刀），采用先进科学经营的管理方法，将中心办成为国内一流的现代化医疗机构，从而获得良好的社会效益和经济效益。

第十二条　合作方式：甲方提供符合建设伽玛刀中心的、建设用房、营具、医技人员。乙方投资购买伽玛刀治疗系统及配套设备。

第十三条　合作期限：总合作期限为16年，自中心正式开诊之日起计算。

第十四条　分成比例：将16年合作期划分为5个分成比例阶段，每年结算一次。

第一阶段2年，甲乙双方按10%比90%分成；

第二阶段5年，甲乙双方按20%比80%分成；

第三阶段3年，甲乙双方按30%比70%分成；

第四阶段3年，甲乙双方按40%比60%分成；

第五阶段3年，甲乙双方按50%比50%分成。

注释：如在合作期内受国家政策的影响，医院设备收费标准出现下调情况，且下调幅度小于15%，合作期限不变。如调整幅度大于15%，则总合作期限相应延长，具体事宜由合作双方协商制订。

第五章

第十五条　合作各方的责任

（一）甲方责任：

1. 自合同签署之日起即行办理申请开办伽玛刀中心合作医疗机构等事宜。

2. 申请办理《大型医疗设备使用许可证》。

3. 按规定时间提供中心用房，地点限定在甲方法定地址范围内。

4. 与乙方共同考察研究，确定和办理购买伽玛刀设备及审批等有关事宜。

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5. 与乙方共同研究和确定中心机构建设地点和房屋改建方案。

6. 落实中心水、电、通信、办公用具等基础设施。

7. 负责推荐中心所需医、技、护人员。

8. 负责协调中心与学校和医院各科室的关系。

9. 负责办理其它相关事宜。

（二）乙方责任：

1. 与甲方共同考察、研究确定、办理购买伽玛刀设备的有关事宜。

2. 自本协议签署之日起，保证双方认定的伽玛刀系统的所有设备，按双方认可的时间到达、安装、调试并保证其正常运行，使用。

3. 与甲方共同研究和确定机构设置和房屋改建方案。

4. 与甲方共同研究和管理伽玛刀中心的运营、公关等有关事宜。

5. 负责办理其它相关事宜。

（三）双方对上述各自义务履行的期限最迟不得超过二OO一年十二月三十一日。

（四）双方对各自已经履行的义务，应当形成文字确认书。

第六章　组织形式

第十六条　由甲方与乙方成立的“唐都伽玛刀治疗中心”。对内属唐都医院放射治疗科，对外为独立单位，双方共同成立管理委员会。管理委员会设主任1人，副主任1人。主任由乙方委派，副主任由甲方委派。主任、副主任任期4年，经委派方继续推荐可连任。

第十七条　双方组成的管理委员会是中心的最高权力机构，决定中心的一切重大事宜。中心对外无权订立涉及产权转移、质押、抵押、担保及其他关联承担法律后果责任的合同。

对于以下重大问题双方应一致通过方可作出决定，否则责任方应自行承担责任。

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1. 中心章程的制定和修改；

2. 中心的中止、解散；

3. 中心重大财务问题；

4. 中心主要人事安排；

5. 中心其它重大问题。

第十八条　主任因故不能履行其职权时，可由副主任行使职权，副主任因故不能履行其职权时，可委托中心其他负责人行使职权。

第十九条　管理委员会每年召开六次会议，一般每二个月一次。由双方主任共同主持会议。遇有紧急及重大事宜可临时召开管理委员会会议。每次会议均应有专项记录,由到会人签字生效并归档保存。

第七章　管理机构

第二十条　中心设立管理办公室，隶属于管理委员会，负责中心的日常管理工作。管理办公室设主任 1 人，副主任 1 人。正主任（由甲方推荐），副主任（由乙方委派）。正、副主任，分别任期 4 年，经管理委员会继续聘用可连任。中心医、技、护人员由中心管理办公室考核、聘用。

第二十一条　办公室主任的职责是执行管理委员会的各项决议，组织领导中心日常管理工作，副主任协助主任工作。

第二十二条　主任、副主任有营私舞弊、严重失职行为，医、技、护人员不能胜任所分派的工作，管理委员会可随时解聘，并依法追究其相应责任。

第八章　劳动管理

第二十三条　中心医、技、护人员的聘用、辞退以甲方调配为主。中心医、技、护人员的工资、劳动保险、劳动保护、生活福利和奖惩等事项按照军队和西安市有关劳动管理的规定办理，或由管理委员会研究制定方案，由中心与职工签定劳动合同加以规定。中心聘用人员的党、政、工、团关系并入医院统一管理。

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第二十四条　中心工作人员的聘请和工资待遇、社会保险、福利、差旅费标准等，由管理委员会决定。

第九章　财务管理

第二十五条　中心独立核算，自负盈亏。乙方派财务监管 1 人，甲方派出纳 1 人管理中心财务。每月计算成本，扣除成本后的利润按双方约定的比例分配。

第二十六条　中心按中华人民共和国卫生部、总后勤部和西安市的有关法规的规定提取职工福利及奖励基金，每年提取的比例由管理委员会根据中心收支情况决定。

第十章　产权归属

第二十七条　中心的土地及伽玛刀用房所有权归甲方所有，中心的伽玛刀和配套设备的产权合作期内（含合同提前终止，解除期内）归乙方所有。合作期满后参照《军队医院医疗设备管理规定》的大型医疗设备折旧年限、比例折旧，如有残值，双方共有，甲方对此享有优先受让权，按残值的 50%向乙方购并。

中心成立后再另行购置的设备归中心所有，期满后的处理原则与前款一致。

第十一章　保险

第二十八条　中心的各项保险均在保险公司投保，投保种别、保险价值、保险期等按保险公司的规定由中心管理委员会决定。如产生投保价值，双方按各自 50%原则分配。

第十二章　合同的修改、变更与解除

第二十九条　对本协议及其附件的任何变更或解除，必须经合作双方协商一致并签署书面协议才能生效。

第三十条　由于不可抗力，致使协议无法履行，经合作各方协商同意，提

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前终止本协议。

第十三章　违约责任的特别规定

第三十一条　由于协议一方不履行协议规定的义务；或违反协议的规定，造成中心无法经营或无法达到协议规定的经营目的，视作违约。违约方应向守约方赔偿违约金人民币叁佰万元整，守约方还可以无条件终止协议；也可在追索到违约金的同时，要求违约方继续履行义务，直至合同执行完毕。

第十四章　不可抗力

第三十二条　由于地震、水灾、火灾、战争及其不能预见并且对其发生和后果不能防止或避免的不可抗力事故，一方应当及时将事故情况电告对方，并应在事发之日起 15 天内，提供事故详情及协议不能履行或者需要延期的理由及其有效证明文件，此项证明文件应由事故发生地区的公证机构出具，按事故对履行协议影响的程度，由双方协商决定是否解除协议，或者部分免除履行协议的责任，或者延期改造履行协议。

第十五章　适用法律

第三十三条　本协议的订立、效力、解释、履行和争议的解释均受中华人民共和国法律的保护和管辖。

第十六章　争议和解决

第三十四条　凡因执行本协议所发生的或与本协议有关的一切争议，双方应通过友好协商解决，如果协商不能解决，应提交协议签署地仲裁机构或人民法院仲裁与裁决。

第三十五条　在仲裁或诉讼过程中，除双方的争议正在进行仲裁或诉讼的以外，本协议应继续履行。

第十七章　协议生效及其它

第三十六条　本协议及其附件，经双方法定代表人或授权代表人签字即生

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效。

第三十七条　合作双方在涉及到各方权利、义务的，应随时以书面信件通知。协议中所列合作双方的法定地址均为各方的收件地址。

第三十八条　双方法人代表的更换不影响本协议的正常执行。

第三十九条　本协议未尽事宜，由双方友好协商解决。

第四十条　本协议一式四份，双方各执两份，均具有同等法律效力。

甲方（盖章）：　　　　法定代表人（签字）

2001.5.18

乙方（盖章）：　　　　法定代表人（签字）

签署时间：2001 年 5 月 18 日

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Cooperation Establishment of
“Tangdu PET Diagnosis Center” and
“Tangdu Y Knife Therapeutic Center”

Supplementary Agreement

Tangdu Hospital Affiliated to the Fourth Military Medical University

Masep Medical Science & Technology Development (Shenzhen) Co., Ltd.

Cooperation Establishment of “Tangdu PET Diagnosis
Center” and “Tangdu Y Knife Therapeutic Center”

Supplementary Agreement

Based on the principal agreement of “Tangdu PET Diagnosis Center” and “Tangdu Y Knife Therapeutic Center” and in order to ensure the successful performance of the cooperation agreement, and comply with the principles of friendly negotiation, mutual benefit and sharing the risk together, Tangdu Hospital Affiliated to the Fourth Military Medical University (Party A) and Masep Medical Science & Technology Development (Shenzhen) Co., Ltd. (Party B) confirm and sign the supplementary agreement as follows.

I. Total Amount of Investment: The assets invested because of the performance of the contract that is written confirmed by both parties shall be predominated.

Masep Company: ① PET; ② Cyclotron; ③ PET auxiliary equipments; ④ Y knife on brain part; ⑤ Y knife on body part.

Tangdu Hospital: ① Location; ② Equipment room (including civil engineering construction and inner decoration); ③ Professional technical personnel; ④ The brand of Tangdu Hospital Affiliated to the Fourth Military Medical University.

II. Warranty, Maintenance and After-sales Service

1. The warranty, maintenance and after-sales service for PET, cyclotron and the auxiliary equipments are seen in the appendix supplied by Adytech Company.

2. The warranty, maintenance and after-sales service for Y knife on brain part are seen in the appendix supplied by Masep Company.

3. The warranty, maintenance and after-sales service for Y knife on body part are seen in the appendix supplied by AOWO Company.

III. Training for Technical Personnel

1. Training for technical operator of PET and cyclotron shall be carried out according to the Appendix 3 supplied by Adytech Company.

2. Training for technical operator of Y knife on brain and body part shall be carried out according to the appendix supplied by Masep Company (including training number, time and place).

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IV. Preparation Time of the Center Building Location

1. Time of supplying the building location for Y knife on brain and body part should not be later than October 1, 2001.

2. Time of supplying the building location for PET and cyclotron should not be later than February 1, 2002.

V. Formal Operation Time for the Center

1. Formal operation time for Y knife on brain part won’t be later than December 31, 2001.

2. Formal operation time for Y knife on body part shouldn’t be later than December 31, 2001.

3. Formal operation time for PET and cyclotron shouldn’t be later than July 1, 2002.

VI. If Party B plans to get a loan via equipment mortgage type in the location where the Center is situated, Party A shall give a help on loan. If Party B fails to repay the loan interest to the financial unit, Party B should undertake the responsibility for breach and compensate the loss.

VII. During paying the earnest money for the cyclotron, Party B should arrange the payment for the auxiliary equipments of PET and cyclotron (seen Appendix 2-l supplied by Adytech Company. List for Radio & Chemical Therapy Lab and Radio Protection Equipment in the PEC Center), the total amount is USD 200000. Taking the actual capital payment capacity of Party B carefully, Party A shall agree to help Party B advancing 50% of the total payment, namely USD 100000, the balance of USD 100000 shall be paid by Party B. Both parties agree that Party B shall firstly repay USD 10000 (which Party A helps to pay for the equipment) to Party A from the distributed profit after formal operation and getting the profit in PET Center.

VIII. Ownership of Equipments in Two Centers: Separate shared ownership for both parties during cooperation period can be seen in the principal agreement. The property right residual value of all the equipments in two centers after agreement expiration will be depreciated based on 15 years; Party A shall have the priority to purchase the equipments of the residual value part with 50% of the lowest price from Party B.

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IX. Approved Documents for Production and Marketing of Radioactive Medicine: Party A and Party B shall comply with the national relevant laws & regulations for production & marketing the radioactive medicine to apply for “Operation License Registration Certificate for Radioactive Medicine” and “Authorization Certificate for Radioactive Medicine Preparation” carefully and actively. The cost for applying the license shall be listed for cost accounting in the Center.

X. Performance of the National and Military Profit & Tax Policy: During operation of the “two centers”, if the national or military policies are adjusted, the “Center” should abide by the national and military policy & regulations to pay for the income tax and the “tax” should be listed for cost accounting in the Center.

XI. The supplementary agreement is made in quadruplicating, each party shall take two copies of the original, which will have the equal legal effect with “Agreement for Cooperation Establishment of Tangdu PET Diagnosis Center” and “Agreement for Cooperation Establishment of Tangdu Gamma Knife Therapeutic Center”. The breach responsibility should be carried out referring to the principal agreement.

XII. The agreement shall become legal effective from the day when formally putting the signature of the legal representatives or authorized representatives of both parties.

Party A (common seal):	Legal representative (signature):

Party B (common seal):	Legal representative (signature):

Signed date: May 18, 2001

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合作开办 “唐都PET诊断中心”
“唐都γ刀治疗中心”

补 充 协 议 书

第 四 军 医 大 学 唐 都 医 院

深圳玛西普医学科技发展有限公司

合作开办 “唐都 PET 诊断中心”及“唐都γ刀治疗中心”

补充协议书

第四军医大学唐都医院（甲方）与深圳玛西普医学科技发展有限公司（乙方）在制定“唐都 PET 诊断中心”和“唐都γ刀治疗中心”主体协议书的基础上，为确保合作协议的顺利履行，双方本着友好协商，互惠互利，共担风险的原则，特制定以下补充协议：

一、投资总额：以双方书面确认已履行合同所投入的资产为准。

玛西普公司：① PET；② 回旋加速器；③ PET 配套设备；④ 头部γ刀；⑤ 体部γ刀。

唐都医院：① 场地；② 机房（包括土建，内装修）；③ 专业技术人员；④ 第四军医大学唐都医院品牌。

二、保修及维修售后服务：

1、PET、回旋加速器及辅助设备的保修及维修售后服务，详见安迪克公司提供的附件；

2、头部γ刀的保修及维修售后服务，详见玛西普公司提供的附件；

3、体部γ刀的保修及维修售后服务，详见奥沃公司提供的附件。

三、技术人员培训：

1、PET 及回旋加速器人员培训按安迪克公司提供的附件三执行；

2、头部γ刀，体部γ刀人员培训按玛西普公司提供的附件执行（包括：人数、时间、地点）。

1

时 间
工作计划
2001年度
1月
2月
3月
4月
5月
6月
7月
8月
9月
10月
11月
12月
2002年度
1月
2月
3月
4月
5月
6月
前期工作
投资者合作谈判
合作各方方案确认
整体合作协议签署
PET 租赁方案谈判
PET、加速器厂房建造
实施阶段
1、回旋加速器部分：
签署外贸合同
付10% 定金
付款80%L/C
运输交货
安装调试
付10% 余款
正常运行（收益）
2、PET部分：
签定租赁合同
付首付款25%
运输交货
安装调试
正常运行（收益）
3、γ 刀部分
γ 刀机房准备
γ 刀（体刀）到货安装
γ 刀（头刀）到货安装
正常运行（收益）
4、协助进行抵押贷款
还款
第一期还租赁款
第二期还租赁款

2001-5-17时间进度表

四、"中心"房屋场地的准备时间：

1、头部γ刀及体部γ刀房屋场地提供时间最迟不超过2001年10月1日；

2、PET和回旋加速器房屋场地提供时间最迟不超过2002年2月1日。

五、"中心"正式运行的时间：

1、头部γ刀正式运营时间最迟不超过2001年12月31日；

2、体部γ刀正式运营时间最迟不超过2001年12月31日；

3、PET及回旋加速器正式运营时间最迟不超过2002年7月1日。

六、若乙方拟采用设备抵押方式在中心所在地贷款，甲方予以配合。若因乙方不能偿还金融机构的贷款本息,其违约责任由乙方承担，并赔偿损失。

七、关于在支付回旋加速器定金时，还需由乙方同时支付PET及回旋加速器辅助设备款（见安迪克公司附件2-1 PET中心放化实验室及放射防护设备清单），合计20万美金。甲方在充分考虑乙方的实际支付资金能力的状况下，同意替乙方垫支20万美金的50%，计10万美金，另10万美金仍由乙方支付。双方同意在PET中心正式运营收益后，由乙方在其分成收益中优先偿还甲方垫支的10万美金。

八、关于两个中心设备产权：合作期间双方各自享用的产权见主体协议。协议期满后"两个中心"的所有设备产权残值按15年进行折旧，残值部分由甲方优先向乙方按最低价格的50%收购。

九、关于放射性药物的生产、销售批文：甲、乙双方应遵照国家放射性药物生产、销售相关法规，认真积极申请办理《放射性药物工作许可登记证》和《放

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射性药物制剂认可证》，申请办理费用列入中心成本核算。

十、关于国家及军队利税政策的履行：在“两中心”运营期间，如遇国家或军队政策调整，“中心”应遵守国家及军队政策法规上缴利税，“税款”应列入中心成本核算。

十一、本补充协议一式4份，甲、乙双方各执两份并与《合作开办“唐都PET诊断中心”协议书》和《合作开办“唐都伽玛刀治疗中心”协议书》具有同等法律效力，违约责任参照主体协议执行。

十二、本协议自双方法定代表人或授权代表人签字之日起生效。

附：《时间进度表》

甲方（盖） 法定代表人（签字）：

2001.5.18

乙方（盖章） 法定代表人（签字）：

签署时间：2001年5月18日

3

Cooperation Modification Agreement

Party A: Tangdu Hospital Affiliated to the Fourth Military Medical University
Address: Baqiao District, Xi’an City, Shaanxi Province.
Legal person representative: Cheng Shiyin

Party B: Masep Medical Science & Technology Development (Shenzhen) Co., Ltd.
Address: B Section 1# Building B1, No.7 South Hi-tech Avenue, Shenzhen Hi-tech Zone
Legal person representative: Danny Qiu

Party C: Shaanxi New Century Science & Technology Investment Development Co., Ltd.
Address: No.28, South section of Hanguang Road, Xi’an City, Shaanxi Province.
Legal person representative: Rao Yubin

As for the cooperation and the future operation development of above three parties, Party A, Party B and Party C agree to reach the following items on cooperation establishment of “Tangdu PET Diagnosis Center”:

1. Party B shall modify all the rights and responsibilities of Party B in the “Agreement for Cooperation Establishment of Tangdu Gamma Knife Therapeutic Center”, “Agreement for Cooperation Establishment of Tangdu PET Diagnosis Center” and “Supplementary Agreement for Cooperative Establishment of Tangdu PET Diagnosis Center” and “Tangdu Gamma Knife Therapeutic Center” signed on May 18, 2001 by Party A and Party B ( hereinafter referred to as the Cooperation Agreement) into Party C under the precondition without influence for the right of Party A since March 1, 2006. Party A agrees the modification made by Party B, and Party C agrees to accept this modification.

2. Three parties agree that Party C will be responsible for the right and obligation of Party B stipulated in the cooperation agreement from March 1, 2006. Namely, Party C shall enjoy all the rights and perform the corresponding obligations of Party B stipulated in the cooperation agreement.

3. Party B promises to stamp the common seal on the initial cooperation documents, materials and financial documents copies related with “Tangdu PET and Gamma Knife Diagnosis Therapeutic Center” and hand over them to Party C within 3 days when the agreement becomes legal effective and Party B should withdraw its assigned financial supervision accountant before March 1, 2006.

4. Both Party A and Party C promise to strictly continuously perform the agreement in accordance with the items of cooperation agreement and either party should not modify or cancel the cooperation agreement without the written consent of the other party.

5. Both Party B and Party C should strictly perform the agreement as the stipulated items. The breach party should pay RMB 500000 of penalties to the counterparty and the counterparty has the right to ask the breach party to correct the breach behavior and continually perform the agreement.

6. Other items not covered in the agreement should be friendly negotiated by three parties and then, the three parties should sign the supplementary agreement for further confirmation.

7. The agreement is made in sextuplicate, either of Party A, Party B and Party C should take two copies of the original. The agreement shall become legal effective from the day when the three parties formally put their signature and stamp their common seal.

Party A:
Authorized representative:

Party B:
Authorized representative:

Party C:
Authorized representative:

Signed date: February 2, 2006

合作变更协议

甲方：第四军医大学唐都医院

地址：陕西省西安市霸桥区

法定代表人：成诗银

乙方：深圳玛西普医学科技发展（深圳）有限公司

地址：深圳市高新区高新南七道B1栋1楼B区

法定代表人：Danny Qiu

丙方：陕西新世纪科技投资发展有限公司

地址：陕西省西安市含光路南段28号

法定代表人：饶宇彬

鉴于上述三方的前期共同合作以及今后的经营发展，甲、乙、丙三方就“唐都PET诊断中心”的合作事宜，一致达成如下条款：

一、 自2006年3月1日起，乙方将乙方与甲方共同于2001年5月18日签订的《合作开办“唐都伽玛刀治疗中心”协议书》、《合作开办“唐都PET诊断中心”协议书》及其《合作开办“唐都PET诊断中心”、“唐都伽玛刀治疗中心”补充协议》(以下统称“合作协议”)项下的乙方的所有权利义务在不影响甲方权益的前提下变更为丙方，甲方同意乙方的此次变更，丙方同意接受该变更。

二、 三方商定，自2006年3月1日起，乙方在合作协议中的乙方的权利义务由丙方承继，丙方即享有合作协议中乙方的所有权利并履行相应义务。

三、 乙方承诺，自本协议生效之日起三日内，乙方须将有关“唐都

PET 及伽玛刀诊断治疗中心”的所有前期合作文件、资料及财务资料复印件加盖乙方公章后移交给丙方，并在 2006 年 3 月 1 日前撤回委派的财务监管会计。

四、 甲、丙两方共同承诺，双方将严格按照合作协议的约定继续履行，任何一方未经另一方书面同意，不得变更或解除合作协议。

五、 乙、丙两方均应按本协议约定严格履行，任何一方违约均应向守约方各支付违约金人民币 50 万元，并且守约方有权要求违约方纠正违约行为，继续履行本协议。

六、 本协议未尽事宜，由三方协商并订立补充协议予以明确。

七、 本协议一式陆份，甲、乙、丙三方各执贰份，并自三方签字盖章之日起生效。

甲方：

授权代表：

乙方：

授权代表：

丙方：

授权代表：

签订日期：2006 年2月2日